Exhibit 107
Calculation of Filing Fee Tables
S-8
(Form Type)

Quantum Corporation
(Exact Name of Registrant as Specified in its Charter)

Table 1: Newly Registered Securities

	Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered(1)	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial effective date	Filing Fee Previously Paid In Connection with Unsold Securities to be Carried Forward
Newly Registered Securities
Fees to be Paid
Fees Previously Paid	Equity	Common Stock, par value $0.01 per share	457(h), 457(c)	730,000(2)	$1.57(3)	$1,146,100	0.0001102	$127
Carry Forward Securities
Carry Forward Securities
	Total Offering Amounts					$1,146,100		$127
	Total Fees Previously Paid							$128
	Total Fee Offsets							—
	Net Fee Due							$0(4)

(1)Pursuant to Rule 416 of the Securities Act of 1933, as amended (the “Securities Act”), this Registration Statement also covers any additional shares of Registrant’s Common Stock that become issuable pursuant to the Quantum Corporation 2021 Inducement Plan, as amended (the “Inducement Plan”) by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the Registrant’s receipt of consideration that results in an increase in the number of the Registrant’s outstanding shares of Common Stock.
(2)Consists of 730,000 shares of Common Stock reserved for issuance exclusively for the grant of inducement awards to eligible recipients granted pursuant to the Inducement Plan in compliance with Nasdaq Marketplace Rule 5635(c)(4).

(3)Calculated pursuant to Rule 457(c) and 457(h) under the Securities Act, solely for the purposes of calculating the registration fee, based on the average of the high and low prices of the Common Stock as reported on the Nasdaq Global Market on January 25, 2023.

(4)The registration fee was previously paid in connection with the filing of the Registration Statement on Form S-8 (File No. 333-269445) on January 27, 2023.

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